UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2018
___________

F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

P.O. Box 1111
         Timberville, Virginia            22853
                  (Address of principal executive offices)                                                                          (Zip code)
Registrant's telephone number, including area code: (540) 896-8941

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2018, the Board of Directors of F&M Bank Corp. (the "Company") accepted Ellen R. Fitzwater's notification that she will retire from the Board of Directors, effective November 29, 2018, pursuant to the Company's mandatory retirement age contained in its bylaws.

In connection with Ms. Fitzwater's retirement, the Board of Directors named Michael W. Pugh, the current Vice Chairman, as Chairman of the Board of Directors, beginning with the December 2018 meeting of the Board of Directors.  Dean W. Withers, the former President and Chief Executive Officer of the Company, will assume the role of Vice Chairman at that time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

October 24, 2018	By:	/s/ Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Operating Officer

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